                                                                    EXHIBIT 99.3


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS ENERGY, INC.         PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37807-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: AUGUST     YEAR: 2002

             MONTH                               2/28/02      3/31/02      4/30/02     5/31/02      6/30/02    7/31/02    8/31/02
                                                (revised)    (revised)
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                              $  262,068   $  192,124    $  193,956  $  185,170  $  184,425  $  212,365  $1,139,545

INCOME BEFORE INT. DEPREC./TAX (MOR-6)        $   43,425   $  (61,716)   $   15,879  $   69,703  $   49,066  $   50,511      76,424

NET INCOME (LOSS) (MOR-6)                     $   38,020   $  (54,923)   $   14,278  $   51,703  $   46,732  $   48,126      75,392

PAYMENTS TO INSIDERS (MOR-9)                  $       --   $       --    $       --  $       --  $       --  $       --          --

PAYMENTS TO PROFESSIONALS (MOR-9)             $       --   $       --    $       --  $       --  $       --  $       --          --

TOTAL DISBURSEMENTS (MOR-7)(1)                $1,560,614   $1,604,507    $  914,795  $1,353,466  $1,400,931  $1,315,008  $1,243,396

(1) Excludes intercompany transfers
  as follows:                                $       --   $       --    $       --  $       --  $       --  $      --    $       --

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                            EXP.
       See attachment 2                              DATE
-------------------------------
CASUALTY                           YES (x) NO ( )  08-01-02
LIABILITY                          YES (x) NO ( )  07-01-02
VEHICLE                            YES (x) NO ( )  07-01-02
WORKER'S                           YES (x) NO ( )  07-01-02
OTHER                              YES (x) NO ( )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------

                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         -----------------------------------------------
                                      (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -----------------------------------------------



MOR-1

CASE NAME: STERLING CHEMICALS ENERGY, INC.         CASE NUMBER: 01-37807-H4-11


                                                                                                                              PAID
   COVERAGE            POLICY PERIOD     POLICY NO.                    LIMITS                       CARRIER                  THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2

MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         9/19/02

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.


                                                                    Page 4 of 14
                                                                         9/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $500 million combined              FM Global,            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       Munich Re:, et. al.                        Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/03   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/04    Various
      Depositor's Forgery       Agreement.  Ded. $25,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/03    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs


      ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED AUGUST 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $   1,440              $       -                 $     333
        Trade accounts receivable, net              -                   67,625                     86                     2,774
        Other Receivables                           -                      476                      -                     2,711
        Due from affiliates                     1,375                   26,378                 13,702                         -
        Inventories                                 -                   25,564                      -                     8,063
        Prepaid expenses                           33                    4,912                      -                        36
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  126,395                 13,788                    13,917

Property, plant and equipment, net                  -                  116,114                  2,640                     5,787
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,408                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   33,462                      -                     1,160
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 372,206              $  21,836                 $  20,864
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 219                  168,110                  1,230                     7,508
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   45,898                      -                    11,546
        Secured - Other                                                    410
        Unsecured debt                        186,538                  260,294                  1,110                    71,062
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                        -                      -                         -
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,908
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,088)                 (62,204)                 4,162                   (12,221)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,720)                (513,043)                19,496                  (142,242)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,720)                (515,580)                19,496                  (142,242)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 372,206              $  21,836                 $  20,864
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $       -           $       -           $       -
        Trade accounts receivable, net             -                      2,107               1,036               5,288
        Other Receivables                          -                      4,410                   -                   -
        Due from affiliates                    3,551                     59,725                 888              10,092
        Inventories                                -                          -                 145               1,396
        Prepaid expenses                           -                          -                   -                   -
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,551                     66,242               2,069              16,776

Property, plant and equipment, net                 -                          -                   -              41,187
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,514                   -
Other assets                                   2,501                      1,695                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  6,052                  $ 363,748           $   3,583           $  57,963
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 86                     24,567               1,109               2,605
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          737                     13,550                   -                   -
        Secured - Other
        Unsecured debt                         1,123                    265,052                 170              62,343
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,514
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date      (325)                       625                (839)            (10,017)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                                 454                     (6,573)              2,304              (6,985)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       454                     (6,573)              2,304              (6,985)

TOTAL LIABILITIES AND EQUITY                $  6,052                  $ 363,748           $   3,583           $  57,963
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,774
        Trade accounts receivable, net              -                 78,916
        Other Receivables                           -                  7,597
        Due from affiliates                  (114,980)                   731
        Inventories                                 -                 35,168
        Prepaid expenses                            -                  4,981
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (114,980)               129,167

Property, plant and equipment, net                  -                165,728
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,908
Investments in Subs                          (381,667)                45,453
Other assets                                       (1)                39,682
                                            --------------------------------

TOTAL ASSETS                                $(496,648)             $ 386,938
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (49,172)               156,262
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (12,283)                59,448
        Secured - Other                                                  410
        Unsecured debt                       (133,055)               714,637
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,244)              (546,022)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (81,907)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,245)              (863,554)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,245)              (866,091)

TOTAL LIABILITIES AND EQUITY                $(496,648)            $  386,938
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                        ---------------------------------------------------------------------------------------
                                            2/28/02     3/31/02      4/30/02       5/31/02    6/30/02       7/31/02   8/31/02
                                        ---------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                      $    754    $    1,057   $    1,493    $   1,433   $  1,364    $  1,298   $  1,230
ROYALTY AND REVENUE PAYABLE                                                                          --
NOTES PAYABLE - INSURANCE                                                                            --
TAX PAYABLE:                                                                                         --
    Federal Payroll Taxes                                                                            --
    State Payroll & Sales                                                                            --
    Ad Valorem Taxes                                                                                 --
    Other Taxes                                                                                      --
TOTAL TAXES PAYABLE                         $     --    $       --   $       --    $      --   $     --    $     --   $     --
SECURED DEBT POST-PETITION                                                                           --
ACCRUED INTEREST PAYABLE                                                                             --
*ACCRUED PROFESSIONAL FEES:                                                                          --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs                                                               --
  2.  Lease Operating Expenses/Capital                                                               --
TOTAL POST-PETITION LIABILITIES (MOR-3)     $    754    $    1,057   $    1,493    $   1,433   $  1,364    $  1,298   $  1,230
==============================================================================================================================



*Payment Requires Court Approval.

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH       AUGUST  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $156,262    $ 145,710    $      --   $       364   $     5,427   $       4,761

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $156,262    $ 145,710    $      --   $       364   $     5,427   $       4,761
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 63,810    $ 63,810     $     --   $     --   $     --   $     --

        31-60           831         831           --         --         --         --

        61-90           146         146           --         --         --         --

        91 +         28,898      28,898           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 93,685    $ 93,685     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING AUGUST 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       44,301,404    $        1,139,545    $        1,528,346
TOTAL COST OF REVENUES                                         --            38,681,482             1,139,545             2,071,510
GROSS PROFIT                                   $               --    $        5,619,922    $               --    $         (543,164)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $               --    $          995,228    $               --    $          145,864
  Insiders Compensation                                        --               112,872                    --                    --
  Professional Fees                                            --             1,561,468                    --                    --
  Other (Earnings in Joint Venture)                            --                76,424               (76,424)                   --

TOTAL OPERATING EXPENSE                        $               --    $        2,745,992    $          (76,424)   $          145,864
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $               --    $        2,873,930    $           76,424    $         (689,028)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,402,259                    --               614,434
DEPRECIATION                                                   --             1,855,497                    --                47,571
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,257,756    $               --    $          662,005
====================================================================================================================================
NET INCOME BEFORE TAXES                        $               --   $        (1,383,826)   $           76,424    $       (1,351,033)
INCOME TAXES                                                   --                    --                 1,032                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $               --   $        (1,383,826)   $           75,392    $       (1,351,033)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          840,227   $          559,868
TOTAL COST OF REVENUES                                          --                56,024              693,525
GROSS PROFIT                                    $           83,333    $          784,203   $         (133,657)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $               --    $          258,199   $          (87,100)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $               --    $          258,199   $          (87,100)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           83,333    $          526,004   $          (46,557)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,539                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,334   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           22,668    $         (120,330)  $          (46,557)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           22,668    $         (120,330)  $          (46,557)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,686,476   $        (453,668)    $      51,685,531
TOTAL COST OF REVENUES                                       2,577,499            (453,668)           44,765,917
GROSS PROFIT                                        $        1,108,977   $              --     $       6,919,614
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          625,862   $        (558,861)            1,379,192
  Insiders Compensation                                             --                  --               112,872
  Professional Fees                                                 --                  --             1,561,468
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          625,862   $        (558,861)    $       3,053,532
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          483,115   $         558,861             3,866,082
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,773,758
DEPRECIATION                                                   326,244                  --             2,738,107
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          326,244   $         558,861     $       6,511,865
=================================================================================================================
NET INCOME BEFORE TAXES                             $          156,871   $              --     $      (2,645,783)
INCOME TAXES                                                        --                  --                 1,032
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          156,871   $              --     $      (2,646,815)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11



CASH RECEIPTS AND                                                                                                      FILING TO
DISBURSEMENTS                           Feb-02     Mar-02      Apr-02      May-02    Jun-02     Jul-02       Aug-02         DATE
-----------------                      --------- ----------  ---------   --------- ---------    --------  ----------  ----------
1.  CASH-BEGINNING OF MONTH                  100        100        100         100       100         100         100         100
                                       ========= ==========  =========   ========= =========   =========  ==========  ==========
RECEIPTS:
2.  CASH SALES                                --         --         --          --        --          --          --          --
3.  COLLECTION OF ACCOUNTS RECEIVABLE     69,040     67,945     67,591      72,867    87,682      73,641      67,412     936,130
4.  LOANS & ADVANCES (attach list)            --         --         --          --        --          --          --          --
5.  SALE OF ASSETS                            --         --         --          --        --          --          --          --
6.  OTHER (attach list)                1,491,574  1,536,562    847,203   1,280,599 1,313,248   1,241,366   1,175,984  19,457,511
                                       ---------  ---------  ---------   --------- ---------   ---------  ----------  ----------
TOTAL RECEIPTS                         1,560,614  1,604,507    914,795   1,353,466 1,400,931   1,315,008   1,243,396  20,393,641
                                       ---------  ---------  ---------   --------- ---------   ---------  ----------  ----------
(Withdrawal)Contribution by Individual
      Debtor MFR-2*                          N/A        N/A        N/A         N/A       N/A      N/A            N/A         N/A
                                       =========  =========  =========   ========= =========   =========  ==========  ==========
DISBURSEMENTS:
7.  NET PAYROLL                               --         --         --          --        --          --          --          --
8.  PAYROLL TAXES PAID                        --         --         --          --        --          --          --          --
9.  SALES, USE & OTHER TAXES PAID             --         --         --          --        --          --          --          --
10. SECURED/RENTAL/LEASES                     --         --         --          --        --          --          --          --
11. UTILITIES                          1,491,574    536,562    847,203   1,280,599 1,313,248   1,241,366  1,175,984   17,457,511
12. INSURANCE                                 --         --         --          --        --          --          --          --
13. INVENTORY PURCHASES                       --         --         --          --        --          --          --          --
14. VEHICLE EXPENSES                          --         --         --          --        --          --          --          --
15. TRAVEL & ENTERTAINMENT                    --         --         --          --        --          --          --          --
16. REPAIRS, MAINTENANCE & SUPPLIES           --         --         --          --        --          --          --          --
17. ADMINISTRATIVE & SELLING                  --         --         --          --        --          --          --          --
18. OTHER (attach list)                   69,040  1,067,945     67,591      72,867    87,682      73,641      67,412   2,936,130
                                       ---------  ---------  ---------   --------- ---------   ---------  ----------  ----------
TOTAL DISBURSEMENTS FROM OPERATIONS    1,560,614  1,604,507    914,795   1,353,466 1,400,931   1,315,008   1,243,396  20,393,641
                                       =========  =========  =========   ========= =========   =========  ==========  ==========
19. PROFESSIONAL FEES                         --         --         --          --        --          --          --          --
20. U.S. TRUSTEE FEES                         --         --         --          --        --          --          --          --
                                       ---------  ---------  ---------   --------- ---------   ---------  ----------  ----------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                           --         --         --          --        --          --          --          --
                                       ---------  ---------  ---------   --------- ---------   ---------  ----------  ----------
TOTAL DISBURSEMENTS                    1,560,614  1,604,507    914,795   1,353,434 1,400,931   1,315,008   1,243,396  20,393,641
                                       =========  =========  =========   ========= =========   =========  ==========  ==========
22. NET CASH FLOW                             --         --         --          --        --          --          --          --
23. CASH - END OF MONTH (MOR-2)              100        100        100         100       100         100         100         100

MOR-7

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11



OTHER CASH RECEIPTS AND                                                                                                    FILING TO
DISBURSEMENTS:                          Feb-02        Mar-02      Apr-02      May-02    Jun-02      Jul-02       Aug-02         DATE
                                       ---------- ------------- ----------   --------- ----------  ---------  ---------- -----------

6.  OTHER RECEIPTS:
    Interest Income                            --            --         --          --         --         --          --          --
    401(k) Plan Refund                         --            --         --          --         --         --          --          --
    Cobra Insurance Payment                    --            --         --          --         --         --          --          --
    Dividend                                   --     1,000,000         --          --         --         --          --   2,000,000
    Royalty Owners Trust Account               --            --         --          --         --         --          --          --
    Emission Credits                           --            --         --          --         --         --          --          --
    Intercompany Funding                1,491,574       536,562    847,203   1,280,599  1,313,248  1,241,366   1,175,984  17,457,511
                                                                                                                      --
                                                                                                                      --
                                                                                                                      --
                                                                                                                      --
                                       ---------- ------------- ----------   --------- ----------  ---------  ---------- -----------
TOTAL OTHER RECEIPTS                    1,491,574     1,536,562    847,203   1,280,599  1,313,248  1,241,366   1,175,984  19,457,511
                                       ========== ============= ==========   ========= ==========  =========  ========== ===========
18. OTHER DISBURSEMENTS:
    Lease Operating Expense                    --            --         --          --         --         --          --          --
    Workover Expense                           --            --         --          --         --         --          --          --
    Capital Expenditures                       --            --         --          --         --         --          --          --
    Revenue & Royalties                        --            --         --          --         --         --          --          --
    Interest Payment                           --            --         --          --         --         --          --          --
    Restricted Cash - Bond Funding             --            --         --          --         --         --          --          --
    Severance tax                              --            --         --          --         --         --          --          --
    Pre-petition checks voided in
     current period                            --            --         --          --         --         --          --          --
    Revolver payment to CIT                69,040     1,067,945     67,591      72,867     87,682     73,641      67,412   2,936,130
                                                                                                                                  --
                                                                                                                                  --
                                       ---------- ------------- ----------   --------- ----------  ---------  ---------- -----------
TOTAL OTHER DISBURSEMENTS                  69,040     1,067,945     67,591      72,867     87,682     73,641      67,412   2,936,130
                                       ========== ============= ==========   ========= ==========  =========  ========== ===========


               MOR-7 ATTACHMENT

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H-11

FOR THE PERIOD 8/01/02 - 8/31/02



CASH RECEIPTS AND                                                     Chase             Chase
DISBURSEMENTS                                                      00103317203       00101818459
-----------------                                                --------------      -----------     ------------      -----------

1.  CASH-BEGINNING OF MONTH                                                  --              100               --               --
                                                                 ==============      ===========     ============      ===========
RECEIPTS:
2.  CASH SALES                                                               --               --               --               --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                        --           67,412
4.  LOANS & ADVANCES (attach list)                                           --               --
5.  SALE OF ASSETS                                                           --               --
6.  OTHER (attach list)                                               1,175,984               --               --
                                                                 --------------      -----------     ------------      -----------
TOTAL RECEIPTS                                                        1,175,984           67,412               --               --
                                                                 --------------      -----------     ------------      -----------
(Withdrawal) Contribution by Individual Debtor MFR-2*                       N/A              N/A              N/A              N/A
                                                                 ==============      ===========     ============      ===========
DISBURSEMENTS:
7.  NET PAYROLL                                                              --               --               --               --
8.  PAYROLL TAXES PAID                                                       --               --
9.  SALES, USE & OTHER TAXES PAID                                            --               --
10. SECURED/RENTAL/LEASES                                                    --               --
11. UTILITIES                                                         1,175,984               --
12. INSURANCE                                                                --               --
13. INVENTORY PURCHASES                                                      --               --
14. VEHICLE EXPENSES                                                         --               --
15. TRAVEL & ENTERTAINMENT                                                   --               --
16. REPAIRS, MAINTENANCE & SUPPLIES                                          --               --
17. ADMINISTRATIVE & SELLING                                                 --               --
18. OTHER (attach list)                                                      --           67,412
                                                                 --------------      -----------     ------------      -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                                   1,175,984           67,412               --               --
                                                                 ==============      ===========     ============      ===========
19. PROFESSIONAL FEES                                                        --               --               --               --
20. U.S. TRUSTEE FEES                                                        --               --               --               --
                                                                 --------------      -----------     ------------      -----------
21. OTHER REORGANIZATION EXPENSES (attach list)                              --               --               --               --
TOTAL DISBURSEMENTS                                                   1,175,984           67,412               --               --
                                                                 ==============      ===========     ============      ===========
22. NET CASH FLOW                                                            --               --               --               --
23. CASH - END OF MONTH (MOR-2)                                              --              100               --               --




CASH RECEIPTS AND                                                                                         Total
DISBURSEMENTS                                                                                             Debtor
-----------------                                                  ------------      -----------      -------------
1.  CASH-BEGINNING OF MONTH                                                  --               --                100
                                                                   ============      ===========      =============
RECEIPTS:
2.  CASH SALES                                                               --               --                 --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                        67,412
4.  LOANS & ADVANCES (attach list)                                                                               --
5.  SALE OF ASSETS                                                                                               --
6.  OTHER (attach list)                                                                                   1,175,984
                                                                   ------------      -----------      -------------
TOTAL RECEIPTS                                                               --               --          1,243,396
                                                                   ------------      -----------      -------------
(Withdrawal) Contribution by Individual Debtor MFR-2*                       N/A              N/A                N/A
                                                                   ============      ===========      =============
DISBURSEMENTS:
7.  NET PAYROLL                                                              --               --                 --
8.  PAYROLL TAXES PAID                                                                                           --
9.  SALES, USE & OTHER TAXES PAID                                                                                --
10. SECURED/RENTAL/LEASES                                                                                        --
11. UTILITIES                                                                                             1,175,984
12. INSURANCE                                                                                                    --
13. INVENTORY PURCHASES                                                                                          --
14. VEHICLE EXPENSES                                                                                             --
15. TRAVEL & ENTERTAINMENT                                                                                       --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                              --
17. ADMINISTRATIVE & SELLING                                                                                     --
18. OTHER (attach list)                                                                                      67,412
                                                                   ------------      -----------      -------------
TOTAL DISBURSEMENTS FROM OPERATIONS                                          --               --          1,243,396
                                                                   ============      ===========      =============
19. PROFESSIONAL FEES                                                        --               --                 --
20. U.S. TRUSTEE FEES                                                        --               --                 --
                                                                   ------------      -----------      -------------
21. OTHER REORGANIZATION EXPENSES (attach list)                              --               --                 --
TOTAL DISBURSEMENTS                                                          --               --          1,243,396
                                                                   ============      ===========      =============
22. NET CASH FLOW                                                            --               --                 --
23. CASH - END OF MONTH (MOR-2)                                              --               --                100


MOR-7

                     *Applies to Individual debtor's only.

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11

FOR THE PERIOD 8/01/02 - 8/31/02


OTHER CASH RECEIPTS AND                                  Chase           Chase            Total
DISBURSEMENTS:                                       00103317203      00101818459         Debtor
--------------                                       ------------     ------------     ------------
6.  OTHER RECEIPTS:
    Interest Income                                            --               --               --
    401(k) Plan Refund                                         --               --               --
    Cobra Insurance Payment                                    --               --               --
    Dividend                                                   --               --               --
    Royalty Owners Trust Account                                                --               --
    Emission Credits                                           --               --               --
    Intercompany Transfer                               1,175,984               --        1,175,984
                                                     ------------        ---------     ------------
TOTAL OTHER RECEIPTS                                    1,175,984               --        1,175,984
                                                     ============        =========     ============
18. OTHER DISBURSEMENTS:
    Lease Operating Expenses                                                                     --
    Workover Expense                                                                             --
    Capital Expenditures                                       --               --               --
    Revenue & Royalties                                                                          --
    Interest Payment                                           --               --               --
    Restricted Cash - Bond Funding                             --               --               --
    Severance tax                                                                                --
    Pre-petition checks voided in current period               --               --               --
    CIT Revolver Payments                                      --           67,412           67,412
                                                     ------------        ---------     ------------
TOTAL OTHER DISBURSEMENTS                                      --           67,412           67,412
                                                     ============        =========     ============


MOR-7 ATTACHMENT

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11


                           CASH ACCOUNT RECONCILIATION
                               MONTH OF AUGUST 2002

BANK NAME                     Chase Bk of TX      Chase Bk of TX
ACCOUNT NUMBER                  00103317203        00101818459
ACCOUNT TYPE                   Concentration      Concentration        TOTAL
--------------               ----------------    ---------------    -----------
BANK BALANCE                 $             --    $           100    $       100
DEPOSIT IN TRANSIT                                                           --
OUTSTANDING CHECKS                                                           --
OTHER                                                                        --
                             ----------------    ---------------    -----------

ADJUSTED BANK BALANCE        $             --    $           100    $       100
                             ================    ===============    ===========

BEGINNING CASH - PER BOOKS   $             --    $           100    $       100
RECEIPTS                                                  67,412         67,412
TRANSFERS BETWEEN ACCOUNTS          1,175,984                         1,175,984
(WITHDRAWAL)CONTRIBUTION-                                                    --
BY INDIVIDUAL DEBTOR MFR-2                                                   --
CHECKS/OTHER DISBURSEMENTS         (1,175,984)           (67,412)    (1,243,396)
                             ----------------    ---------------    -----------
ENDING CASH - PER BOOKS      $             --    $           100    $       100
                             ================    ===============    ===========



MOR-8

CASE NAME: STERLING CHEMICALS ENERGY, INC.          CASE NUMBER: 01-37807-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)


                                                                                                                          FILING TO
INSIDERS: NAME/POSITION/COMP TYPE(2)      Feb-2002    Mar-2002    Apr-2002    May-2002   Jun-2002   Jul-2002   Aug-2002     DATE
-----------------------------------       --------    --------    --------    --------   --------   --------  ---------   --------


1                                         $     --    $     --    $     --    $     --   $     --   $     --  $      --   $     --
2                                               --          --          --          --         --         --         --         --
3                                               --          --          --          --         --         --         --         --
4                                               --          --          --          --         --         --         --         --
5                                               --          --          --          --         --         --         --         --
6                                               --          --          --          --         --         --         --         --
7                                               --          --          --          --         --         --         --         --
8                                               --          --          --          --         --         --         --         --
9                                               --          --          --          --         --         --         --         --

                                          --------    --------    --------    --------   --------   --------  ---------   --------
TOTAL INSIDERS (MOR-1)                    $     --    $     --    $     --    $     --   $     --   $     --  $      --   $     --
                                          ========    ========    ========    ========   ========   ========  =========   ========


         PROFESSIONALS                                                                                                    FILING TO
        NAME/ORDER DATE                Feb-2002    Mar-2002    Apr-2002    May-2002   Jun-2002   Jul-2002       Aug-2002    DATE
        ---------------                --------    --------    --------    --------   --------   --------      ---------  --------
1                                      $     --    $     --    $     --    $     --   $     --   $     --      $      --  $     --
2                                            --          --          --          --         --         --             --        --
3                                            --          --          --          --         --         --             --        --
4                                            --          --          --          --         --         --             --        --
5                                            --          --          --          --         --         --             --        --
6                                            --          --          --          --         --         --             --        --
                                       --------    --------    --------    --------   --------    -------      ---------  --------
TOTAL PROFESSIONALS (MOR-1)            $     --    $     --    $     --    $     --   $     --    $    --      $      --  $     --
                                       ========    ========    ========    ========   ========    =======      =========  ========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9